UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 4, 2005


                                PRINTRONIX, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-9321                 95-2903992
   (State or other juris-           (Commission            (IRS Employer
   diction of incorporation)        File Number)         Identification No.)




          14600 Myford Road                                  92623
  P.O. Box 19559, Irvine, California
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (714) 368-2300



   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement
           ------------------------------------------

On Sunday, December 4, 2005, the Stock Option Committee of the Board of Directors of Printronix, Inc., ("Printronix", "the company") approved the immediate vesting of all of the company's "out-of-the-money" stock options previously granted under its 1994 Stock Incentive Plan. Such stock options had an exercise price in excess of $15.34, the closing price of the company's common stock on the NASDAQ National Market on Friday, December 2, 2005. As a result of this vesting acceleration, which became effective on December 4, 2005, options to purchase 96,402 shares of Printronix common stock that would otherwise have vested at various times within the next four years became fully vested. The accelerated options have exercise prices ranging from $16.62 to $17.73 per share, a weighted average exercise price of $16.94 per share, and represent 17.5 percent of the company's total outstanding stock options.

Printronix elected to take this action to eliminate approximately $301 thousand of future compensation expense to be recorded over four years beginning fiscal year 2007 following the company's adoption of Statement of Financial Accounting Standards No. 123(R) ("FAS 123R"). The company's Board believes that this action is in the best interest of its stockholders.



Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

       (c) Exhibits

       99.     Press release of Printronix, Inc. dated December 8, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 8, 2005                        Printronix, Inc.

                                           By: /s/ George L. Harwood
                                               ---------------------
                                               George L. Harwood,
                                               Senior Vice President,
                                               Finance & IT, Chief
                                               Financial Officer and
                                               Secretary